UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Warrants, each whole warrant exercisable for one share of common stock	CLDI WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2023, Calidi Biotherapeutics, Inc. (the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., a Cayman Island exempt limited partnership (“Yorkville”). Pursuant to the SEPA, the Company will have the right, but not the obligation, to sell to Yorkville up to $25,000,000 of its shares of Common Stock, par value $0.0001 per share (the “Common Stock”), at the Company’s request any time during the 36 months following the execution of the SEPA. Subject to certain conditions set forth in the SEPA, including payment of an additional commitment fee, the Company will have the right to increase the commitment amount under the SEPA by an additional $25,000,000. Each sale the Company requests under the SEPA (each, an “Advance”) may be for a number of shares of Common Stock equal to the lower of (i) an amount equal to 100% of the average of the Daily Traded Amount (as defined pursuant to the SEPA) during the five consecutive Trading Days immediately preceding an Advance Notice or (ii) 5,000,000 SEPA Shares. The Common Stock would be purchased at 97.0% of the Market Price (as defined pursuant to the SEPA).

The Company may not issue or sell any shares of Common Stock to Yorkville under the SEPA which, when aggregated with all other shares of Common Stock beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in Yorkville and its affiliates beneficially owning more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”).

In addition, the issuance of shares under the SEPA would be subject to certain limitations, including that the aggregate number of shares of Common Stock issued pursuant to the SEPA cannot exceed 19.9% of the Company’s outstanding Common Stock as of December 10, 2023 (referred to as the “Exchange Cap”) unless such issuance of Common Stock in excess of the Exchange Cap complies with rules of the NYSE American.

As consideration for Yorkville’s commitment to purchase the Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the SEPA, upon execution of the SEPA, the Company is obligated to pay a structuring fee of $25,000 to an affiliate of Yorkville and issue $250,000 shares of Common Stock to Yorkville (the “Commitment Fee Shares”) which Commitment Fee Shares will be determined by dividing $250,000 by the lowest daily VWAP of the Common Stock during the 10 Trading Days immediately prior to the December 10, 2023.

Yorkville’s obligation to purchase the Common Stock is subject to a number of conditions, including that a registration statement (the “SEPA Registration Statement”) will be filed with the Commission registering the Commitment Fee Shares and the Common Stock to be issued pursuant to an Advance under the Securities Act of 1933, as amended (“Securities Act”), and that the SEPA Registration Statement is declared effective by the Commission.

The foregoing description of the SEPA is qualified in its entirety by reference to the SEPA, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. In the SEPA, Yorkville represented to the Company that, among other things, it is an “accredited investor” as defined in Rule 501(a)(3) of Regulation D under the Securities Act. The Common Stock referred to in this Current Report on Form 8-K is being issued and sold by the Company to Yorkville in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On November 8, 2023, Mr. Thomas Vecchiolla announced that he will be resigning as a director of the Board of Directors (the “Board”) of Calidi Biotherapeutics, Inc. (the “Company”) effective January 1, 2024. Mr. Vecchiolla’s resignation is for personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices.

(d) On November 8, 2023, the Board appointed Mr. David LaPre as a director to fill the vacancy in connection with Mr. Vecchiolla’s departure, effective January 1, 2024. Mr. LaPre’s term will expire at the Company’s 2024 annual meeting of stockholders or until his respective successors are duly elected and qualified.

David LaPre. Mr. LaPre was the senior executive in Global Pharma Technical Operations at Roche/Genentech, where he served from 2002 until his retirement in 2018. At Roche/Genentech, he led large-scale production and global distribution of medicines. Post-retirement, he advises in the bio-pharma industry, leveraging his experience in operations, which includes strategy, leadership effectiveness and post-merger integration. His experience includes VP, SVP and EVP roles at Roche across New Jersey, California and Switzerland. He holds an MBA from New York University and a BS from Worcester Polytechnic Institute. He is active on various boards and committees, including those at Hovione, Worcester Polytechnic Institute and Sanofi Biologics Advisory Board.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit	Exhibit Description
10.1	Standby Equity Purchase Agreement, dated December 10, 2023, between the Company and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.
Dated: December 12, 2023
	By:	/s/ Wendy Pizarro
	Name:	Wendy Pizarro
	Title:	Chief Administrative Officer and Chief Legal Officer